Exhibit 10k(iii)

             First Amendment to Five-Year Revolving Credit Agreement

                           dated as of April 16, 2006

      FIRST AMENDMENT dated as of August [o], 2006 (this "Amendment") to the FIVE-YEAR REVOLVING CREDIT FACILITY AGREEMENT dated as of April 16, 2006 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and J. P. MORGAN EUROPE LIMITED, as London Agent for the Lenders.

      The Company has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Lenders whose signatures appear below, constituting the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing so to amend the Credit Agreement.

      Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

            (a) clause (d) of Section 6.07 of the Credit Agreement is hereby amended to read as follows:

            "(d) acquisitions of assets of or Equity Interests in other Persons if, at the time of and after giving pro forma effect to each such acquisition and any related incurrences of Indebtedness, the Leverage Ratio does not exceed 3.00 to 1.00, and loans or advances to Subsidiaries to provide funds required to effect such acquisitions".

            (b) clause (e)(v) of Section 6.07 of the Credit Agreement is hereby amended to read as follows:

            "(v) any investment, loan or advance by any Loan Party to any Subsidiary that is not a Loan Party (whether directly or indirectly through one or more intervening Subsidiaries that are not Loan Parties) and the business operations of which are in China, Korea or Brazil; provided that each investment, loan or advance referred to in the preceding clause (v) must be in an outstanding principal amount which, together with the aggregate outstanding principal amount of all other investments, loans and advances permitted by such clause (v), shall not exceed $150,000,000 at any time".
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            SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the "First Amendment Effective Date") on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

            SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement. On and after the First Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

            SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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            SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 8. Expenses. The Company agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  ALBANY INTERNATIONAL CORP.,

                                       by
                                            ------------------------------------
                                            Name:
                                            Title:

                                  JPMORGAN CHASE BANK, N.A.,
                                  individually in its capacity as a
                                  Lender and in its capacity as
                                  Administrative Agent,

                                       by
                                            ------------------------------------
                                            Name:
                                            Title:

                                                    Lender signature page to the
                                                          First Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution:__________________________,

     By

          -----------------------------------------------
          Name:
          Title:

For any Lender requiring a second signature line:

     By
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          Name:
          Title: